UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure
     On April 28, 2011, Aspen Insurance Holdings Limited filed a Current Report on Form 8-K containing a slide presentation to be used for reference during the earnings call to be held on April 28, 2011. Slide 3 of this presentation contained an error; the expense ratio, combined ratio and annualized operating ROE for each of 2011 and 2010 were incorrect. These have been corrected and the updated slide 3 has been attached as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d)	The following exhibit is furnished under Item 7.01 as part of this report:

99.1	Slide number 3, of First Quarter End 2011 Earnings Conference Call Slide Presentation, to be held on April 28, 2011.
     The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: April 28, 2011	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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